UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 14, 2007

(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809

(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated June 19, 2007, entitled “Darden Restaurants Reports 13% Increase in Annual Diluted Net EPS From Continuing Operations; Announces Quarterly Dividend of 18 Cents Per Share; Discusses Fiscal 2008 Financial Outlook”, a copy of which is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2007, the Company’s Board of Directors amended the Company’s Bylaws to add Sections 8(b) and 8(c) to Article II to provide that in an uncontested election, if a nominee for director does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present, the director will promptly tender his or her resignation to the Board of Directors. The Nominating and Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation and publicly disclose its decision and the rationale behind the decision within 90 days from the date of the certification of the election results. If a director’s resignation is not accepted by the Board of Directors, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, then the Board of Directors, in its sole discretion, may fill any remaining vacancy or decrease the size of the Board of Directors. To be eligible to be a nominee for election or reelection as a director of the Company, a person must deliver to the Secretary of the Company a written agreement that such person will abide by these requirements. A copy of the Company’s Bylaws as amended is filed as Exhibit 3(ii) to this Current Report on Form 8-K, and the foregoing summary is qualified in its entirety by reference thereto.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3(ii)	Bylaws of Darden Restaurants, Inc. as amended June 14, 2007.

99	Press Release dated June 19, 2007, entitled “Darden Restaurants Reports 13% Increase in Annual Diluted Net EPS From Continuing Operations; Announces Quarterly Dividend of 18 Cents Per Share; Discusses Fiscal 2008 Financial Outlook.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Paula J. Shives
Paula J. Shives Senior Vice President, General Counsel and Secretary

Date: June 19, 2007

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3(ii)	Bylaws of Darden Restaurants, Inc. as amended June 14, 2007.

99	Press Release dated June 19, 2007, entitled “Darden Restaurants Reports 13% Increase in Annual Diluted Net EPS From Continuing Operations; Announces Quarterly Dividend of 18 Cents Per Share; Discusses Fiscal 2008 Financial Outlook.”

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